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                [PRUDENTIAL LOGO]                                                  STRATEGIC PARTNERS ADVISOR(SM) VARIABLE
                                                                                                       ANNUITY APPLICATION
                Pruco Life Insurance Company,
                a Prudential company                                            Flexible Payment Variable Deferred Annuity
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                On these pages, I, you,and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance
                Company, a Prudential company.
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1 CONTRACT      Contract number (if any)| | | | | | | | | |
  OWNER
  INFORMATION   [  ] Individual   [  ] Corporation   [  ] UGMA/UTMA   [  ] Other

                TRUST: [  ] Grantor  [  ] Revocable  [  ] Irrevocable  TRUST DATE (mo., day, year)| | |  | | |  | | | | |

                Name of owner (first, middle initial, last name)

                | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
                Street                                                                                             Apt.

                | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |   | | | | |
                City                                                                 State    ZIP code

                | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |   | | | | | | - | | | |
                Social Security number/TIN     Date of birth (mo., day, year)    Telephone number

                | | | | | | | | | |               | | |  | |   | | | | |        | | | |  | | | | - | | | |
                [  ] Female       [  ] U.S. citizen     [  ] I am not a U.S. citizen or resident alien. I am a citizen of
                [  ] Male         [  ] Resident alien        | | | | | | | | | | | | | | | | | | | | | | | | |
                If a corporation or trust is indicated above, please check the following as it applies.
                [  ] Tax-exempt entity under IRS Code 501  [  ]Trust acting as agent for an individual under IRS Code 72(u)
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2 JOINT         The joint owner can only be the owner's spouse and must be listed as the primary beneficiary.
  OWNER
  INFORMATION   Name of joint owner (first, middle initial, last name)
  (if any)
  Do not        | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
  complete if   Street (Leave address blank if same as owner.)                                        Apt.
  you are
  opening       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
  an IRA.       City                                          State     ZIP code

                | | | | | | | | | | | | | | | | | | | | | | |  | | |    | | | | | |-| | | |
                Social Security number/TIN     Date of birth (mo., day, year)    Telephone number

                | | | | | | | | | |               | | |  | | |  | | | |        | | | |  | | | | - | | | |
                [  ] Female       [  ] U.S. citizen     [  ] I am not a U.S. citizen or resident alien. I am a citizen of
                [  ] Male         [  ] Resident alien        | | | | | | | | | | | | | | | | | | | | | | | | |
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3 ANNUITANT     This section must be completed only if the annuitant is not the owner or if the owner is a trust or a
  INFORMATION   corporation.
  (if           Name of annuitant (first, middle initial, last name)
  different
  than the      | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
  owner)        Street (Leave address blank if same as owner.)                                        Apt.

                | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
                City                                          State     ZIP code

                | | | | | | | | | | | | | | | | | | | | |     | | |     | | | | | | | - | | | | |
                Social Security number/TIN     Date of birth (mo., day, year)    Telephone number

                | | | | | | | | | |             | | |  | | |  | | | |        | | | |  | | | | - | | | |
        [  ] Female       [  ] U.S. citizen     [  ] I am not a U.S. citizen or resident alien. I am a citizen of
        [  ] Male         [  ] Resident alien        | | | | | | | | | | | | | | | | | | | | | | | | |
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Pruco Corporate Office: Pruco Life Insurance Company, Phoenix, AZ 85014
 ORD 99668                                                      Page 1 of 6                                     Ed. 3/2001
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4 CO-ANNUITANT    Name of co-annuitant (first, middle initial, last name)
  INFORMATION     |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
  (if any)
  Do not          Social Security number/TIN     Date of birth (mo., day, year)   Telephone number
  complete if you |  |  |  |  |  |  |  |         |  |  |  |  |  |  |  |  |  |    |  |  |  | |  |  |-|  |  |  |
  are opening
  an IRA.         [  ] Female       [  ] U.S. citizen    [  ] I am not a U.S. citizen or resident alien. I am a citizen of
                  [  ] Male         [  ] Resident alien       |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
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5 BENEFICIARY     [ X ]PRIMARY CLASS
  INFORMATION     Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
  (Please add
  additional      |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
  beneficiaries   TRUST:  [  ] Revocable   [  ] Irrevocable          Trust date (mo., day, year)|  |  |  |  |  |  |  |  |  |
  in section 16.)
                  Beneficiary's relationship to owner |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |

                  CHECK ONLY ONE:   [  ] Primary class   [  ] Secondary class

                  Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
                  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
                  TRUST:  [  ] Revocable   [  ] Irrevocable        Trust date (mo., day, year) |  |  | |  |  | |  |  |  |  |

                  Beneficiary's relationship to owner |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
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6 DEATH           Check one of the following four Death Benefit options.
  BENEFIT
                  [  ] Base Death Benefit.
                  [  ] Guaranteed Minimum Death Benefit with a Roll-Up and an annual Step-Up option.
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7 TYPE OF         PLAN TYPE. Check only one:
  PLAN AND
  SOURCE OF       [  ] Non-qualified  [  ] Traditional IRA  [  ] Roth IRA/Custodial  [  ] Custodial Account (PSI only)
  FUNDS           ----------------------------------------------------------------------------------------------------------
  (minimum
  $10,000)        SOURCE OF FUNDS. Check all that apply:

                  [  ] Total amount of the check(s) included with this
                       application. (Make checks payable to Prudential.)     $|  |  |,|  |  |  |,|  |  |  |.|  |  |
                  [  ] IRA Rollover                                          $|  |  |,|  |  |  |,|  |  |  |.|  |  |
                  If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:
                  $|  |,|  |  |  |.|  |  | Year |  |  |  |  |             $|  |,|  |  |.|  |  |Year|  |  |  |  |
                  [  ] 1035 Exchange (non-qualified only), estimated amount:   $|  |  |,|  |  |  |,|  |  |  |.|  |  |
                  [  ] IRA Transfer (qualified), estimated amount:             $|  |  |,|  |  |  |,|  |  |  |.|  |  |
                  [  ] Direct Rollover (qualified), estimated amount:          $|  |  |,|  |  |  |,|  |  |  |.|  |  |
                  [  ] Roth Conversion IRA, establishment date:(*)              |  |  | |  |  |  | |  |  |  |  |
                                                                                 month     day           year

                  (*)This is the date you originally converted from a traditional IRA to a Roth Conversion IRA. (If omitted, the current tax year will be used). This is required for the IRA five-tax year, holding period requirement.

               A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH WILL BE
               REPORTED TO THE INTERNAL REVENUE SERVICE.
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ORD 99668                                                      Page 2 of 6                                        Ed. 3/2001

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8 PURCHASE        Please write in the percentage of your payment that you want to allocate to the following options. The
  PAYMENT         total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST
  ALLOCATION(S)   INITIAL THE CHANGES.

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                                         OPTION                                                       OPTION
  VARIABLE INVESTMENT OPTIONS            CODES      %    VARIABLE INVESTMENT OPTIONS (continued)      CODES        %
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  Prudential Global Portfolio            GLEQ            SP Growth Asset Allocation Portfolio         GRWAL
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  Prudential Jennison Portfolio          GROWTH          SP INVESCO Small Company Growth Portfolio    VIFSG
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  Prudential Money Market Portfolio      MMKT            SP Jennison International Growth Portfolio   JENIN
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  Prudential Stock Index Portfolio       STIX            SP Large Cap Value Portfolio                 LRCAP
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  SP Aggressive Growth Asset             AGGGW           SP MFS Capital Opportunities Portfolio       MFSCO

  Allocation Portfolio
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  SP AIM Aggressive Growth Portfolio     AIMAG           SP MFS Mid Cap Growth Portfolio              MFSMC
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  SP AIM Growth and Income Portfolio     AIMGI           SP PIMCO High Yield Portfolio                HIHLD
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  SP Alliance Large Cap Growth Portfolio LARCP           SP PIMCO Total Return Portfolio              RETRN
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  SP Alliance Technology Portfolio       ALLTC           SP Prudential U.S. Emerging Growth Portfolio EMRGW
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  SP Balanced Asset Allocation Portfolio BALAN           SP Small/Mid Cap Value Portfolio             SMDVL
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  SP Conservative Asset Allocation       CONSB           SP Strategic Partners Focus Growth Portfolio STRPR
  Portfolio
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  SP Davis Value Portfolio               VALUE           Janus Aspen Series Growth Portfolio-         JANSR
                                                         Service Shares
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  SP Deutsche International Equity       DEUEQ           TOTAL                                                     100%
  Portfolio
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9 DOLLAR COST     [  ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.
  AVERAGING
  PROGRAM          TRANSFER FROM:

                   Option code:| | | M|M|K|T|     $| | |,| | | |,| | |.| | | or | | | |%

                   TRANSFER FREQUENCY:  [  ] Annually    [  ] Semiannually    [  ] Quarterly     [  ] Monthly

                   TRANSFER TO:
                   The total of the two columns must equal 100 percent.
                   OPTION CODE           PERCENT            OPTION CODE           PERCENT

                   | | | | | | | |       | | | |%           | | | | | | | |       | | | |%

                   | | | | | | | |       | | | |%           | | | | | | | |       | | | |%

                   | | | | | | | |       | | | |%           | | | | | | | |       | | | |%

                I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus.
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ORD 99668                                                      Page 3 of 6                                      Ed. 3/2001
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10 AUTO-          [  ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix
   REBALANCING         automatically adjusted as allocated in section 8under my variable investment options.

                       Adjust my portfolio:    [  ] Annually    [  ] Semiannually    [  ] Quarterly     [  ] Monthly

                       Please specify the start date if different than the contract date: |  |  | |  |  | |  |  |  |  |
                                                                                          month     day       year
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11 TELEPHONE      We will accept your transfers and reallocations over the telephone. Please indicate below if you wish to
   TRANSFERS      extend authority as follows.

                  [  ] I authorize Prudential to accept telephone transfers and reallocation instructions from my
                       Registered Investment Adviser.
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13 AGGREGATION    [  ] I have purchased another non-qualified annuity from Prudential or an affiliated company this
  (non-qualified       calendar year.
  annuities only)              |  |  |  |  |  |  |  |  |  |
                  Contract number

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13 REPLACEMENT    THIS SECTION MUST BE COMPLETED.
  (Please enter
   additional     Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?
   comments in    [  ] Yes     [  ] No
   section 16.)
                  If "Yes," provide the following information for each policy or contract and attach all applicable
                  Prudential disclosure and state replacement forms.

                  Company name
                  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |

                  Policy or contract number     Year of issue (mo., day, year)   Name of plan (if applicable)
                  |  |  |  |  |  |  |  |  | |  |  |  | |  |  | |  |  |  |  |     |  |  |  |  |  |  |  |  |  |

                  THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.
                  Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?
                  [  ] Yes      [  ] No
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14 SIGNATURE(S)   If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                  No representative can make or change a contract or waive any of the rights.

                  I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt


                                                                                                           (continued)
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ORD 99668                                                          Page 4 of 6                                   Ed. 3/2001
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  SIGNATURE(S)
  (continued)     of the current prospectus for this contract and the variable investment options.

                  [  ] If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                  [  ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                  [  ] Check here to request a Statement of Additional Information.

                  Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

                  CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

                  COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the
                  Colorado Division of Insurance within the Department of Regulatory Agencies.

                  MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR
                  IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                  I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

                  By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess (es)
                  the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                  OWNER'S TAX CERTIFICATION

                  -----------------------------------------------------------------------------------------------------------------
                  Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct taxpayer identification number. I HAVE/HAVE NOT (circle one) been notified by the Internal
                  Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                              THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                  DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
                  -----------------------------------------------------------------------------------------------------------------
                  We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                  X
                   -------------------------------------------------------------              |  |  |   |  |  |    |  |  | |  |
                      Contract owner's signature and date                                      month    day        year

                  X
                   -------------------------------------------------------------              |  |  |   |  |  |    |  |  | |  |
                      Joint owner's signature (if applicable) and date                         month    day        year


                  X
                   -------------------------------------------------------------              |  |  |   |  |  |    |  |  | |  |
                      Annuitant's signature (if applicable) and date                           month    day        year

                  X
                   -------------------------------------------------------------              |  |  |   |  |  |    |  |  | |  |
                      Co-annuitant's signature (if applicable) and date                        month    day        year

                   -------------------------------------------------------------
                      Signed at (city, state)
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ORD 99668                                                       Page 5 of 6                                     Ed. 3/2001
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15 REPRESEN-      Commission Option (For Retail Distribution only. Choose only one.):
   TATIVE'S
   SIGNATURE(S)   1.  [  ]  No Trail     2.  [  ]  Mid Trail      3.  [  ]  High Trail

                  Note: If an option is not selected, the default option will be Option 3.

                  This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                  The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                  --------------------------------------------------------------            |  |  |  |  |  |  |  |  |
                  Representative's name (Please print)                                      Rep's contract/FA number

                  X
                   -------------------------------------------------------------            |  |  | |  |  | |  |  |  |
                  Representative's signature and date                                       month     day      year

                  --------------------------------------------------------------            |  |  |  |  |  |  |  |  |
                  Second representative's name (Please print)                               Rep's contract/FA number

                  X
                   ------------------------------------------------------------             |  |  | |  |  | |  |  |  |
                   Second representative's signature and date                               month     day      year

                  --------------------------------------------------------------         |  |  |  | |  |  |  |-|  |  |  |
                  Branch/field office name and code                                      Representative's telephone number
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16  ADDITIONAL
    REMARKS
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                  STANDARD   PRUDENTIAL ANNUITY SERVICE CENTER     OVERNIGHT   PRUDENTIAL ANNUITY SERVICE CENTER
                  MAIL TO:   PO BOX 7590                           MAIL TO:    2101 WELSH ROAD
                             PHILADELPHIA, PA 19101                            DRESHER, PA 19025

                  If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday
                  through Friday between 8:00 a.m. and 9:00 p.m. Eastern time.
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ORD 99668                                                       Page 6 of 6                                     Ed. 3/2001
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